UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2006

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130906	20-5132054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 University Avenue, Los Gatos, CA	95032
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 395-7774

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 30, 2006, the registrant’s board of directors increased the number of directors constituting the entire board from one to two and appointed Mr. Edward Roffman as director to fill the newly created vacancy. It is anticipated that Mr. Roffman will be appointed to the audit committee of the board at such time when an audit committee is created. The registrant’s press release announcing the appointment is attached as Exhibit 99.1

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press release, dated September 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 6, 2006	AKEENA SOLAR, INC.
	By:	/s/ Barry Cinnamon
Barry Cinnamon President and Chief Executive Officer